                            OPPENHEIMER REAL ASSET FUND
                      Class B Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE     (All text and other  matter lies within  8-1/4" x 10-3/4"
   -------------------
                           decorative border, 5/16" wide)

                  (upper left corner box with heading: NUMBER [of shares])

                  (upper right corner)  share certificate no.

                  (upper right box with heading: CLASS B SHARES below cert. no.)

                  (centered below boxes)

                            OPPENHEIMER REAL ASSET FUND
                           A MASSACHUSETTS BUSINESS TRUST

(at left)               THIS IS TO CERTIFY THAT             (at right) SEE  REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP _____________

(at left)  is the owner of

        (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF OPPENHEIMER
                                  REAL ASSET FUND

      (hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate  and  the  shares represented  hereby  are  issued  and  shall  be  held  subject  to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder
      by  acceptance   hereof   assents.   This   certificate  is  not  valid  until
      countersigned by the Transfer Agent.

      WITNESS  the  facsimile  seal of the  Fund  and  the  signatures  of its  duly authorized officers.

      (signature at left of seal)   Dated:            (signature at right of seal)

      /s/ Brian W. Wixted                             /s/ Robert J. Zack
      ------------------------------
---------------------------------
      TREASURER                                       SECRETARY

                                (centered at bottom)
                           1-1/2" diameter facsimile seal
                                    with legend

                            OPPENHEIMER REAL ASSET FUND
                                        SEAL
                                        1997
                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)      Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, Inc.)
                                    Denver (CO)             Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed  as though they were written out in full  according to applicable laws or regulations.

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                               UNDER UGMA/UTMA  ___________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.

For Value  Received_____________________hereby  sell(s),  assign(s), and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

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(Please print or type name and address of assignee)

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________________________________________________Class   B   Shares   of   beneficial
interest   represented  by  the  within  Certificate,   and  do  hereby  irrevocably
constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of  substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed        Name of Guarantor
                                    by:         _____________________________
                                                      Signature of
                                                      Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment must vertically to right
            correspond with the name(s) as written upon the of above paragraph)
            face of the certificate in every particular
            without alteration or enlargement or any change
            whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of          institution of the type described in the current
signature(s))           prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.
It is invalid without this
"four hands" watermark:  logotype

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                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

735_ShareCert_B-01.doc